UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6120

THE FIRST ISRAEL FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The First Israel Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to June 30, 2007

Item 1. Reports to Stockholders.

THE FIRST ISRAEL FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2007
(unaudited)

ISL-SAR-0607

LETTER TO SHAREHOLDERS

July 25, 2007

Dear Shareholder:

For the six month period ended June 30, 2007, The First Israel Fund, Inc. (the "Fund") had a gain of 12.53% based on net asset value, vs. a gain of 19.58% for the Tel Aviv 100 Index* (the "TA-100") and a gain for the Morgan Stanley Capital International Israel Index** (the "MSCI Index") of 21.57%. Based on market price, the Fund had a gain of 5.68% for the period.

Market Review: Global conditions boost emerging market growth

The period ended June 30, 2007, was a strong one for emerging market equities. Returns were boosted by positive global conditions supportive of growth. Despite a U.S. slowdown, the market benefited from ample liquidity conditions and high commodity prices.

The Israeli stock market, led by several larger-cap stocks, outperformed the global emerging market indices. Despite political uncertainty in the form of continued pressures on the coalition government and waning popularity of the prime minister, the economic backdrop remained robust. Good inflation readings on the back of a strong shekel allowed the Bank of Israel to cut reference rates twice in February and March, another positive for the markets.

Strategic Review and Outlook: Stock market takes political tensions in its stride

For the semi-annual period ended June 30, 2007, the Fund returned 12.53% as compared to a gain of 19.58% for the TA-100 and a gain of 21.57% for the MSCI Index. Detracting from performance was more limited exposure to the real estate sector due to valuation concerns. Additionally, positions in insurance underperformed, further hurting performance. Private placements, which constitute 7.1% of the Fund, also had a negative impact on overall performance. On the positive side, pharmaceuticals and exposure to mid and small-cap securities not included in the MSCI Index enhanced performance.

On balance, we believe global conditions for emerging markets are benign, if not as stimulative as in the past. Global growth remains robust and commodity prices continue to be supportive. Additionally, ample global liquidity conditions look likely to persist even in the face of modest tightening of the European Central Bank and Bank of Japan.

On the negative side, with many markets and stocks reaching all-time highs, we believe the valuation case for emerging markets — including Israel — is less obvious. This is a concern even though emerging markets are not yet trading at a premium to developed markets, as was the case in previous bull markets.

We expect politics in Israel to continue to be problematic. Considering the uncertainties surrounding the longevity of the Kadima government, the rise of tensions between Hamas and Fatah in Gaza and the West Bank and regional tensions in general. The stock market appears to be taking political tensions in its stride, in part reflecting the more global nature of Israeli companies and the increasing relevance of international events. This growing international focus has made profitability less vulnerable to domestic developments.

In contrast to the political situation, the economy remains in good shape. The Bank of Israel has forecast for GDP to grow 5.1% this year, led by increased domestic demand. An impressive external balance continues to support a stronger

LETTER TO SHAREHOLDERS (CONTINUED)

shekel, which in turn has helped contain inflation at low levels. While further interest rate cuts look less likely in coming quarters, the overall liquidity environment should continue to be positive.

Private Placements: Improved Performance from Private Placements

With regard to the Fund's private equity holdings, we continue to see improvements in the valuations of investments of the various limited partnerships in which the Fund is invested. It should be noted that the valuation of portfolio holdings of illiquid securities typically lag price recovery in the public markets because improvements generally result from financing rounds at improved valuations, public offerings, or the sale of an investment. On the other hand, write-downs reflect the investment manager's judgment that certain events have impacted the future realization of value for an investment.

As we noted previously, the last three years have seen an improvement in the performance of Israel's technology sector from the 1999 post-bubble valuations. The most recent twelve-month period saw increases in valuations for the post-1999 vintage fund investments. For the period of January through June 2007, the Fund received distributions from limited partnerships totaling $315,615. We trust that we shall see an acceleration in realizations in the coming quarters. The investment pace of the funds slowed, with only $17,500 of capital calls made during this period compared to $464,777 during the same period of the prior year. Accordingly, the unfunded commitments of the Fund decreased to $1.504 million at June 30, 2007, compared with $1.521 million at the end of 2006.

Neil Gregson	Keith M. Schappert

Chief Investment Officer***	Chief Executive Officer and President****

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Israel, including the risk of investing in a single-country fund as well as risks associated with investing in private equities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestLinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds

LETTER TO SHAREHOLDERS (CONTINUED)

and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

*The Tel Aviv 100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. In order to ensure that the index the Fund is benchmarked against is best aligned with the Fund's emphasis on diversification and risk management, effective April 1, 2007, this index replaced the Morgan Stanley Capital International Israel Index. Investors cannot invest directly in an index.

**The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

***Neil Gregson, who is a Managing Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The Emerging Markets Telecommunications Fund, Inc.

****Keith M. Schappert is Executive Vice Chairman and Head of Asset Management for Americas of Credit Suisse and CEO/President of the Fund. Mr. Schappert joined Credit Suisse in 2006 from Federated Investment Advisory Companies, where he was CEO and President from 2002. Prior to Federated, Mr. Schappert was CEO and President of JP Morgan Investment Management from 1994 to 2001.

THE FIRST ISRAEL FUND, INC.

Portfolio Summary
June 30, 2007 (unaudited)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Percent of Net Assets
1.	Teva Pharmaceutical Industries Ltd.	Pharmaceuticals	10.0
2.	Harel Insurance Investments Ltd.	Insurance	6.9
3.	Israel Chemicals Ltd.	Chemicals	6.7
4.	Bank Hapoalim Ltd.	Commercial Banks	5.8
5.	Bank Leumi Le-Israel Ltd.	Commercial Banks	5.2
6.	Bezeq Israeli Telecommunication Corporation Ltd.	Diversified Telecommunication Services	5.1
7.	Check Point Software Technologies Ltd.	Software	3.1
8.	Perrigo Co.	Pharmaceuticals	2.9
9.	Makhteshim-Agan Industries Ltd.	Chemicals	2.6
10.	Israel Discount Bank Ltd.	Commercial Banks	2.3

THE FIRST ISRAEL FUND, INC.

Schedule of Investments
June 30, 2007 (unaudited)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-87.59%
Israel-86.67%
Aerospace & Defense-1.29%
Elbit Systems Ltd.	20,000	$842,792
FMS Enterprises Migun Ltd.	9,007	297,268
		1,140,060
Airlines-0.16%
EL AL Israel Airlines†	275,000	142,454
Building Products-0.36%
Electra Consumer Products Ltd.†	31,500	321,680
Capital Markets-1.12%
IBI Investment House Ltd.	83,500	991,392
Chemicals-9.34%
Israel Chemicals Ltd.	750,000	5,967,186
Makhteshim-Agan Industries Ltd.	320,001	2,315,982
		8,283,168
Commercial Banks-14.59%
Bank Hapoalim Ltd.	1,050,000	5,120,433
Bank Leumi Le-Israel Ltd.	1,185,000	4,641,633
F.I.B.I. Holdings Ltd.†	23,000	400,007
Israel Discount Bank Ltd., Class A†	990,000	2,044,145
United Mizrahi Bank Ltd.	100,000	735,386
		12,941,604
Communications Equipment-2.89%
AudioCodes Ltd.†	15,000	82,873
AudioCodes Ltd.†	50,000	281,000
ECI Telecom Ltd.†	70,564	645,661
NICE Systems Ltd., ADR†	24,200	840,708
RADWARE Ltd.†	49,300	717,315
		2,567,557
Construction & Engineering-2.07%
Housing & Construction Holdings Ltd.†	1,016,227	1,834,657

Description	No. of Shares	Value
Diversified Financial Services-0.91%
Ampal-American Israel Corp., Class A†	135,000	$803,250
Diversified Telecommunication Services-5.14%
Bezeq Israeli Telecommunication Corporation Ltd.	2,775,000	4,555,378
Electrical Equipment & Instruments-4.13%
Electra (Israel) Ltd.†	3,225	624,879
Nisko Industries (1992) Ltd.	14,000	183,408
Orbotech, Ltd.†	66,755	1,489,972
Priortech Ltd.†	42,902	277,101
Rapac Electronics Ltd.	77,900	542,040
Rapac Technologies (2000) Ltd.	26,500	290,178
Telsys Ltd.	41,007	252,939
		3,660,517
Food & Staples Retailing-0.30%
Blue Square Chain Investments & Properties Ltd.	11,605	154,310
Gan Shmuel Food Industries	16,940	116,428
		270,738
Household Durables-1.78%
Elco Holdings Ltd.	92,345	1,582,224
Household Products-0.61%
Albad Massuot Yitzhak Ltd.	50,000	544,614
Industrial Conglomerates-6.17%
Clal Industries Ltd.	152,500	894,517
Discount Investment Corporation	20,000	633,096
Granite Hacarmel Investments Ltd.†	100,000	237,398
IDB Development Corporation Ltd.	40,001	1,500,037
IDB Holding Corporation Ltd.	37,501	1,223,408
Koor Industries Ltd.†	12,500	831,833
Macpell Industries Ltd.†	46,315	149,663
		5,469,952

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments (continued)
June 30, 2007 (unaudited)

Description	No. of Shares	Value
Insurance-8.24%
Clal Insurance Enterprise Holdings Ltd.†	45,000	$1,227,276
Harel Insurance Investments Ltd.	109,750	6,080,472
		7,307,748
Investment & Holding Companies-0.02%
The Renaissance Fund LDC†‡	60	18,480
Machinery-0.24%
Plasson Ltd.	7,000	215,503
Paper & Forest Products-0.38%
American Israeli Paper Mills Ltd.	6,089	336,287
Pharmaceuticals-13.18%
Bioline RX Ltd.†	165,000	208,925
DeveloGen AG†*	497	28,661
Perrigo Co.	134,000	2,614,469
Teva Pharmaceutical Industries Ltd., ADR	214,300	8,839,875
		11,691,930
Real Estate Management & Development-0.10%
Industrial Buildings Corporation Ltd.	1	2
Property & Building Corporation Ltd.	501	90,513
		90,515
Road & Rail-0.75%
Dan Vehicle & Transportation	100,000	669,524
Semiconductor & Semiconductor Equipment-1.45%
Camtek Ltd.†	29,400	87,318
DSP Group Inc.†	58,500	1,197,495
		1,284,813

Description	No. of Shares	Value
Software-5.36%
Aladdin Knowledge Systems†	28,800	$597,312
Check Point Software Technologies Ltd.†	122,100	2,785,101
ECtel Ltd.†	899	2,940
Formula Systems (1985) Ltd.†	72,500	1,059,320
Formula Vision Technologies Ltd.†	161,240	104,321
MIND C.T.I. Ltd.	72,200	202,160
		4,751,154
Venture Capital-6.09%
ABS GE Capital Giza Fund, L.P.†‡	1,250,001	205,675
Advent Israel (Bermuda) L.P.†‡	1,682,293	44,631
BPA Israel Ventures LLC†‡#	1,674,588	1,118,775
Concord Ventures II Fund L.P.†‡	2,000,000	597,308
Delta Fund I, L.P.†‡	250,440	142,728
Formula Ventures L.P.†‡	1,000,000	11,280
Giza GE Venture Fund III L.P.†‡	1,250,000	867,400
K.T. Concord Venture Fund L.P.†‡	1,000,000	189,657
Neurone Ventures II, L.P.†‡#	603,684	166,959
Pitango Fund II LLC†‡	1,000,000	193,546
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡#	1,751,470	900,536
Walden-Israel Ventures, L.P.†‡	500,000	29,900
Walden-Israel Ventures III, L.P.†‡#	1,166,688	934,540
		5,402,935
Total Israel (Cost $47,923,108)		76,878,134

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments (continued)
June 30, 2007 (unaudited)

Description	No. of Shares	Value
Global-0.92%
Venture Capital-0.92%
Emerging Markets Ventures I L.P.†‡# (Cost $1,251,466)	2,237,292	$818,312
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $49,174,574)		77,696,446
	Principal Amount (000's)
SHORT-TERM INVESTMENT-10.80%
Grand Cayman-10.80%
Bank of America, overnight deposit, 4.39%, 7/02/07 (Cost $9,581,000)	$9,581	9,581,000
Total Investments-98.39% (Cost $58,755,574) (Notes B,E,G)		87,277,446
Cash and Other Assets in Excess of Liabilities-1.61%		1,426,212
NET ASSETS-100.00%		$88,703,658

†  Non-income producing security.

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H).

*  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B).

#  As of June 30, 2007, the aggregate amount of open commitments for the Fund is $1,503,933. (See Note H).

ADR  American Depositary Receipts.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

ASSETS
Investments, at value (Cost $58,755,574) (Notes B,E,G)	$87,277,446
Cash (including $1,688,280 of foreign currencies with a cost of $1,759,210)	1,688,595
Receivables:
Dividends	40,760
Israeli tax refunds (Note B)	132,202
Prepaid expenses	852
Total Assets	89,139,855
LIABILITIES
Payables:
Investment advisory fees (Note C)	228,997
Directors' fees	36,803
Administration fees (Note C)	11,338
Other accrued expenses	159,059
Total Liabilities	436,197
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note D)	$88,703,658
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding (100,000,000 shares authorized)	$4,259
Paid-in capital	54,350,291
Undistributed net investment income	961,993
Accumulated net realized gain on investments and foreign currency related transactions	4,935,862
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency	28,451,253
Net assets applicable to shares outstanding	$88,703,658
NET ASSET VALUE PER SHARE ($88,703,658 ÷ 4,259,295)	$20.83
MARKET PRICE PER SHARE	$19.71

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Operations
For the Six Months Ended June 30, 2007 (unaudited)

INVESTMENT INCOME
Income (Note B):
Dividends	$1,879,078
Interest	140,285
Less: Foreign taxes withheld	(327,227)
Total Investment Income	1,692,136
Expenses:
Investment advisory fees (Note C)	542,694
Custodian fees	90,922
Directors' fees	44,247
Audit and tax fees	37,629
Administration fees (Note C)	35,141
Legal fees	29,795
Printing (Note C)	22,410
Accounting fees	15,278
Shareholder servicing fees	10,131
Insurance	2,813
Stock exchange listing fees	594
Miscellaneous	9,832
Total Expenses	841,486
Less: Fee waivers (Note C)	(111,343)
Net Expenses	730,143
Net Investment Income	961,993
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	4,079,991
Foreign currency related transactions	13,682
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency	4,791,289
Net realized and unrealized gain on investments and foreign currency related transactions	8,884,962
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,846,955

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2007 (unaudited)		For the Year Ended December 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$961,993		$735,315
Net realized gain on investments and foreign currency related transactions	4,093,673		6,244,882
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency	4,791,289		3,353,282
Net increase in net assets resulting from operations	9,846,955		10,333,479
Dividends and distributions to shareholders:
Net investment income	—		(766,673)
Net reailized gain on investments	—		(4,983,371)
Total dividends and distributions to shareholders:	—		(5,750,044)
Total increase in net assets	9,846,955		4,583,435
NET ASSETS
Beginning of period	78,856,703		74,273,268
End of period	$88,703,658	*	$78,856,703

*  Includes undistributed net investment income of $961,993.

See accompanying notes to financial statements.

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THE FIRST ISRAEL FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2007		For the Year Ended December 31,	For the Three Months Ended December 31,
	(unaudited)		2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.51		$17.44	$18.28
Net investment income/(loss)	0.23		0.17	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.09		2.25	0.75
Net increase/(decrease) in net assets resulting from operations	2.32		2.42	0.76
Dividends and distributions to shareholders:
Net investment income	—		(0.18)	—
Net realized gain on investments and foreign currency related transactions	—		(1.17)	(1.60)
Total dividends and distributions to shareholders	—		(1.35)	(1.60)
Anti-dilutive impact due to capital shares repurchased	—		—	—
Net asset value, end of period	$20.83		$18.51	$17.44
Market value, end of period	$19.71		$18.65	$15.67
Total investment return (a)	5.68%		27.77%	6.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$88,704		$78,857	$74,273
Ratio of expenses to average net assets (b)	1.74	%(c)	1.73%	1.65	%(c)
Ratio of expenses to average net assets, excluding fee waivers	2.00	%(c)	1.97%	1.87	%(c)
Ratio of net investment income/(loss) to average net assets (b)	2.29	%(c)	0.95%	0.16	%(c)
Portfolio turnover rate	1.27%		9.82%	1.53%

†  Based on average shares outstanding.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

(c)  Annualized.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Financial Highlights

	For the Fiscal Years Ended September 30,
	2005	2004	2003	2002	2001	2000	1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.27	$12.35	$9.50	$11.64	$23.24	$17.18	$15.04	$18.41
Net investment income/(loss)	(0.07)	(0.03)	(0.22)†	(0.17)†	(0.06)†	(0.02)†	(0.02)†	0.07
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.08	1.95	3.42	(1.80)	(8.39)	7.80	3.21	(2.97)
Net increase/(decrease) in net assets resulting from operations	4.01	1.92	3.20	(1.97)	(8.45)	7.78	3.19	(2.90)
Dividends and distributions to shareholders:
Net investment income	—	—	—	—	(0.08)	(0.41)	(0.21)	—
Net realized gain on investments and foreign currency related transactions	—	—	(0.35)	(0.17)	(3.07)	(1.46)	(1.20)	(0.47)
Total dividends and distributions to shareholders	—	—	(0.35)	(0.17)	(3.15)	(1.87)	(1.41)	(0.47)
Anti-dilutive impact due to capital shares repurchased	—	—	—	—	—	0.15	0.36	—
Net asset value, end of period	$18.28	$14.27	$12.35	$9.50	$11.64	$23.24	$17.18	$15.04
Market value, end of period	$16.21	$12.09	$10.10	$7.41	$9.60	$18.563	$14.000	$11.813
Total investment return (a)	34.08%	19.70%	40.57%	(21.24)%	(38.21)%	47.61%	32.61%	(18.05)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$77,875	$60,773	$52,604	$40,457	$49,565	$98,979	$76,683	$75,373
Ratio of expenses to average net assets (b)	2.10%	1.92%	2.31%	2.08%	1.88%	2.05%	2.05%	2.06%
Ratio of expenses to average net assets, excluding fee waivers	2.33%	2.13%	2.54%	2.30%	2.09%	2.28%	2.30%	2.31%
Ratio of net investment income/(loss) to average net assets (b)	(0.39)%	(0.19)%	(2.01)%	(1.44)%	(0.39)%	(0.08)%	(0.12)%	0.42%
Portfolio turnover rate	10.65%	8.53%	2.94%	11.26%	21.11%	27.06%	18.65%	29.11%

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements
June 30, 2007 (unaudited)

Note A. Organization

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On November 17, 2005, the Fund's Board of Directors approved a change in the Fund's fiscal year end from a twelve-month period ending September 30 to a twelve-month period ending December 31.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At June 30, 2007, the Fund held 7.07% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $12,300,186 and fair value of $6,268,388. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended June 30, 2007, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from underlying partnerships and adjusts the cost of underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Fund or the current carrying values, and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's original prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel. However, the Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to Israel.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse is contractually entitled to receive as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). Credit Suisse has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the six months ended June 30, 2007, Credit Suisse earned $542,694 for advisory services, of which Credit Suisse waived $111,343. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2007, Credit Suisse was reimbursed $5,701 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd.") an affiliate of Credit Suisse, is a sub-investment adviser to the Fund. Credit Suisse Ltd.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and not paid by the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") is also a sub-investment adviser to the Fund. Analyst I.M.S. is paid a fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, Credit Suisse pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 15.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended June 30, 2007, Analyst I.M.S. earned $151,519 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which Analyst I.M.S. receives a portion of the commissions on the Fund's trades executed in Israel. For the six months ended June 30, 2007, such commissions amounted to approximately $3,300.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2007, BSFM earned $29,440 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

ended June 30, 2007, Merrill was paid $20,488 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at June 30, 2007, Credit Suisse owned 7,169 shares.

Note E. Investment in Securities

For the six months ended June 30, 2007, purchases and sales of securities, other than short-term investments, were $982,454 and $6,697,533, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G., as administrative agent and syndication agent and State Street Bank and Trust Company, as operations agent, for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2007, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses differed due to wash sales, and excise tax regulations.

At June 30, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $58,845,648, $36,258,491, $(7,826,693) and $28,431,798, respectively.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Note H. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 06/30/07	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	1,250,001	02/03/98 – 02/13/02	$995,002	$205,675	$0.16	0.23	$1,605,498	—
Advent Israel (Bermuda) L.P.	1,682,293	06/16/93 – 01/16/98	1,759,554	44,631	0.03	0.05	3,851,769	—
BPA Israel Ventures LLC	1,674,588	10/05/00 – 12/09/05	1,229,240	1,118,775	0.67	1.26	—	$625,412
Concord Ventures II Fund L.P.	2,000,000	03/29/00 – 12/15/06	1,407,690	597,308	0.30	0.67	75,777	—
Delta Fund I, L.P.	232,940	11/15/00 – 04/04/06	160,024	132,755	0.57	0.15
	17,500	03/28/07	17,500	9,973	0.57	0.01
	250,440		177,524	142,728		0.16	45,794	—
Emerging Markets Ventures I L.P.	2,237,292	01/22/98 – 01/10/06	1,251,466	818,312	0.37	0.92	1,961,513	262,708
Formula Ventures L.P.	1,000,000	08/06/99 – 06/14/04	152,980	11,280	0.01	0.01	331,080	—
Giza GE Venture Fund III L.P.	1,250,000	1/31/00 – 11/23/06	924,605	867,400	0.69	0.98	122,373	—
K.T. Concord Venture Fund L.P.	1,000,000	12/08/97 – 09/29/00	760,901	189,657	0.19	0.21	544,497	—
Neurone Ventures II, L.P.	603,684	11/24/00 – 12/26/06	185,166	166,959	0.28	0.19	255,657	157,500
Pitango Fund II LLC	1,000,000	10/31/96 – 08/01/01	503,234	193,546	0.19	0.22	1,115,588	—
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	1,750,000	12/21/00 – 05/04/06	1,265,547	899,780	0.51	1.02
	1,470	02/28/07	—	756	0.51	0.00
	1,751,470		1,265,547	900,536		1.02	300,221	250,000
The Renaissance Fund LDC	60	03/30/94 – 03/21/97	212,811	18,480	308.00	0.02	567,308	—
Walden-Israel Ventures, L.P.	500,000	09/28/93 – 05/16/97	264,104	29,900	0.06	0.04	442,280	—
Walden-Israel Ventures III, L.P.	1,166,688	02/23/01 – 11/02/06	818,362	934,540	0.80	1.05	789,972	208,313
Total			$11,908,186	$6,239,727		7.03	$12,009,327	$1,503,933

The Fund may incur certain costs in connection with the disposition of the above securities.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Note I. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note J. Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management adopted FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implication of FAS 157 and its impact on the financial statements has not yet been determined.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 26, 2007, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Lawrence J. Fox (Class I)	3,474,824	290,648

Phillip Goldstein (Class I)	3,474,378	291,094

In addition to the directors elected at the Meeting, Enrique R. Arzac, James J. Cattano, Lawrence D. Haber and Steven N. Rappaport continue to serve as directors of the Fund. Subsequent to this Meeting, Phillip Goldstein resigned as a director of the fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 17, 2007.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX:ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the Internet: www.credit-suisse.com.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Lawrence D. Haber	Director

Steven N. Rappaport	Director

Keith M. Schappert	Chief Executive Officer and President

Neil Gregson	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Robert Rizza	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited

One Cabot Square

London, E14 4QJ

INVESTMENT SUB-ADVISER

Analyst Exchange and Trading Services Ltd.

46 Rothschild Boulevard

Tel Aviv, 66883 Israel

ADMINISTRATOR

Bear Stearns Funds Management Inc.

383 Madison Avenue

New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

ISL-SAR-0607

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 2, 2007.

Item 11. Controls and Procedures.
(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FIRST ISRAEL FUND, INC.

/s/Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	September 4, 2007

/s/Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	September 4, 2007